AutoCorp Equities, Inc.
911 W. Parker Road
Suite 306
Plano, Texas 75023

                  Re: Approval of Amendment to Certificate of Designation and Cancellation of All Tender Rights

Gentlemen:

         This latter is executed and delivered pursuant to that certain Master Agreement dated as of October 1, 2000 (the "Master Agreement"), and is an integral part of the transactions contemplated by the Master Agreement.

         Pursuant to an earlier Master Agreement dated December 30, 1998, certificates evidencing an aggregate of 6,578,485 shares (the "Shares") of Series A Non-Cumulative Convertible Preferred Stock ("Series A Preferred") of AutoCorp Equities, Inc. ("AutoCorp") were issued in connection with a transaction on December 30, 1998, to AutoPrime, Inc. ("AutoPrime") and Consumer Investment Corporation ("CIC").

         These shares evidenced by these certificates were tendered to AutoPrime pursuant to an Unconditional Tender dated as of December 30, 1998, as extended by an Amendment to Unconditional Tender of AutoCorp Preferred and Common Stock effective December 31, 1999. Such tender has never been accepted by AutoPrime.

         Pursuant to the Master Agreement, the Shares are to be returned to AutoCorp, and the Shares and all rights under the Unconditional Tender are to be canceled. In addition, the Certificate of Designation whereby AutoCorp designated and established the terms of the Series A Preferred is to be amended. The Board of Directors of AutoCorp has approved an Amendment to Certificate of Designation that accomplishes such amendment. A copy of the Amendment to Certificate to Designation is attached to this letter as Exhibit A.

         AutoPrime and CIC, as the holders of all the outstanding shares of Series A Preferred, hereby approve and consent to the Amendment to Certificate of Designation, to the amendments contained in it, and to the transactions contemplated by it.

         In addition, AutoPrime agrees to the cancellation of all its rights under the Unconditional Tender dated as of December 30, 1998, as extended by the Amendment to Unconditional Tender of AutoCorp Preferred and Common Stock. AutoPrime further agrees to the return of the Shares to the AutoPrime treasury, and to their cancellation.


Approval by Holders of Series A Preferred                                 Page 1

         LLCI joins in this letter and approves and consents to the matters contained herein, including the Amendment to the Certificate of Designation, to the extent it may have any rights or interest therein.

         This letter may be signed in multiple counterparts, each of which shall be an original, but all of which, taken together, shall be one and the same instrument.

         This approval and consent shall be effective as of October 1, 2000.

                                            Very truly yours,


                                            AUTOPRIME, INC.


                                            By: ___________________________

                                            _______________________________
                                                (Typed or Printed Name)

                                            Its: __________________________


                                            CONSUMER INVESTMENT CORPORATION


                                            By: ___________________________

                                            _______________________________
                                                 (Typed or Printed Name)

                                            Its: __________________________


                                            LENDERS LIQUIDATION CENTERS, INC.


                                            By: ___________________________

                                            _______________________________
                                                 (Typed or Printed Name)

                                            Its: __________________________




Approval by Holders of Series A Preferred                                 Page 2

AGREED TO AND ACCEPTED



AUTOCORP EQUITIES, INC.


By: ___________________________


_______________________________
     (Typed or Printed Name)

Its: __________________________









Approval by Holders of Series A Preferred                                 Page 3